UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Comemission File Number)	(IRS Employer Identification No.)

Renaissance House 8-24 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 22, 2009, RenaissanceRe Holdings Ltd. (the “Company”) issued a press release (the “Press Release”) announcing that it will participate in the Bank of America Merrill Lynch Reinsurance Renewals Conference Call on Monday, January 4, 2010, at 10:00 am ET. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: December 22, 2009	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: SVP, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Copy of the Company’s Press Release, issued December 22, 2009